UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported): July 14, 2004

                        Commission file number: 000-16299
                                ----------------

                               ANTS SOFTWARE INC.
             (Exact name of registrant as specified in its charter)

                Delaware                               13-3054685
    (State or other jurisdiction of        (IRS Employer Identification Number)
     Incorporation or Organization)

 801 Mahler Rd, Suite G, Burlingame, CA                     94010
(Address of principal executive offices)                  (Zip Code)

                                 (650) 692-0240
              (Registrant's Telephone Number, including area code)


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ITEM 5. Other Events

ANTs software inc. has launched a search for a candidate to fill the vacant positions of President and Chief Operating Officer. The company has engaged an executive search firm to assist in this process.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                ANTs software inc.



Date:    July 14, 2004                     By:  /s/  Francis K. Ruotolo
                                                ---------------------------
                                                Francis K. Ruotolo, Chairman
                                                and Chief Executive Officer